AIRCRAFT BILL OF SALE

FOR AND IN CONSIDERATION OF ONE HUNDRED FORTY FOUR THOUSAND ONE HUNDRED SIXTY FOUR DOLLAR AND SIX CENTS ($144,164.06), THE UNDERSIGNED OWNER OF THE LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOW:

UNITED STATES REGISTRATION NUMBER:	N705BL
AIRCRAFT MANUFACTURER & MODEL:	BOEING 747-200
AIRCRAFT SERIALNO:	21035

DOES THIS 11th DAY OF JANUARY, 2012 HEREBY SELL, GRANT, TRANSFER AND DELIVER ALL RIGHTS, TITLE, AND INTERESTS 1N AND TO SUCH AIRCRAFT "AS IS WHERE IS" UNTO:

PURCHASER:	YUSOF, MOHD YAZMEEN MD NO.8, JALAN DINAR A U3/A SECTION U3 TAMAN SUBANG PERDANA 40150SHAH ALAM SELANGOR MALAYSIA

IN TESTIMONY THEREOF I HAVE PLACED MY SIGNATURE BELOW ON THIS 14th DAY OF MAY, 2012.

SELLER:

BALTIA AIR LINES, INC

BY /signature/
RUSSELL THAL
EXECUTIVE V .P.